UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017 (April 27, 2017)
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MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Canal Street, 25th Floor, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 466-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On April 27, 2017, Mead Johnson Nutrition Company (the “Mead Johnson”) announced its financial results for the first quarter of 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release of Mead Johnson Nutrition Company, dated April 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: April 27, 2017	By:	/s/ James E. Shiah
James E. Shiah
Senior Vice President, Finance and Controller